UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2016

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400 Jersey City, New Jersey	07311
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey	07311
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD.

On September 12, 2016, Mack-Cali Realty Corporation, a Maryland corporation and the general partner of Mack-Cali Realty, L.P. through which it conducts its business (the “Company”),  will host an Investor and Analyst meeting (the “Investor Event”) at the Four Seasons Hotel, 57 East 57th Street, New York, New York from 11:00 a.m. to 1:00 p.m. Eastern Time. A live audio-webcast of the presentation in listen-only mode will be available on the Company’s website at www.mack-cali.com/investors/events-presentations. A copy of the presentation materials that management will make at the Investor Event (the “Investor Presentation”) is furnished herewith as Exhibit 99.1, and the Investor Presentation and a replay of the webcast of the Investor Event will be available on the Company’s website for 30 days after the Investor Event.

A  copy of the Company’s press release dated September 6, 2016 announcing the Investor Event with the live audio-webcast information is furnished herewith as Exhibit 99.2.

Also in connection with the Investor Event, on September 12, 2016, the Company issued a press release announcing progress on the Company’s comprehensive three-year strategic initiative.  A copy of this press release is furnished herewith as Exhibit 99.3.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibits 99.1, 99.2 and 99.3 furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “project,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors, including those listed in Exhibit 99.1 on page 2 and incorporated by reference herein. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Registrants’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Investor Presentation.

99.2	Press Release of Mack-Cali Realty Corporation dated September 6, 2016.

99.3	Press Release of Mack-Cali Realty Corporation dated September 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: September 12, 2016	By:	/s/ Gary T. Wager
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: September 12, 2016	By:	/s/ Gary T. Wager
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation.

99.2	Press Release of Mack-Cali Realty Corporation dated September 6, 2016.

99.3	Press Release of Mack-Cali Realty Corporation dated September 12, 2016.